Janus Investment Fund

Janus Venture Fund

Supplement dated February 27, 2015
to Currently Effective Prospectuses

Effective February 27, 2015, the following replaces in its entirety the corresponding information for Janus Venture Fund (the ‘‘Fund”).

1.	The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of Janus Venture Fund’s Prospectuses:

Portfolio Manager: Jonathan D. Coleman, CFA, is Executive Vice President and Portfolio Manager of the Fund, which he has managed or co-managed since May 2013.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectuses related to the portfolio management of the Fund:

Janus Venture Fund
Jonathan D. Coleman, CFA, is Executive Vice President and Portfolio Manager of Janus Venture Fund, which he has managed or co-managed since May 2013. He is also Portfolio Manager of other Janus accounts. Mr. Coleman joined Janus Capital in 1994 as a research analyst. He holds a Bachelor’s degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

All references to Maneesh Modi are deleted.

Please retain this Supplement with your records.